UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION RE QUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934

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[ ]	Preliminary Proxy Statement
[ ]	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[ ]	Definitive Proxy Statement
[X]	Definitive Additional Materials
[ ]	Soliciting Material under Rule14a-12

ALPS ETF TRUST

(Name of Registrant as Specified In Its Charter)

(Name of Person Filing Proxy Statement, if other than the Registrant)

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Exchange-Traded Fund Proxy Fact Sheet For: Riverfront Strategic Income Fund

SPECIAL MEETING IMPORTANT DATES		LOCATION OF SPECIAL MEETING
Record Date	APRIL 6, 2026	TO BE HELD AS A VIRTUAL CONFERENCE CALL MEETING see page 3
Mail Date	APRIL 15, 2026
Meeting Date	APRIL 29, 2026 @ 12:00 PM (EASTERN TIME)
ADDITIONAL INFORMATION		CONTACT INFORMATION
Ticker	RIGS	Inbound Line	1-800-431-9645
CUSIP	00162Q783	Website	www.alpsfunds.com

What are Shareholders being asked to vote on?

1.	To approve an amendment to the Investment Advisory Agreement between the Trust, on behalf of the Fund, and ALPS Advisors, Inc., the Fund’s investment adviser, to increase the advisory fee rate paid to ALPS Advisors, Inc. by the Fund, which will lower the Fund’s aggregate advisory fee rate;

BOARD OF TRUSTEES RECOMMENDATION – “FOR”

PROPOSAL: To approve an amendment to the Investment Advisory Agreement between the Trust, on behalf of the Fund, and ALPS Advisors, Inc., the Fund’s adviser, to increase the advisory fee rate paid to ALPS Advisors, Inc. by the Fund, which will lower the Fund’s aggregate advisory fee rate;

What are shareholders being asked to approve?

Shareholders of RiverFront Strategic Income Fund (the “Fund”), a series of the ALPS ETF Trust, are being asked to approve an amendment to the Investment Advisory Agreement between the Trust, on behalf of the Fund, and ALPS Advisors, Inc., the Fund’s investment adviser, to increase the advisory fee rate paid to ALPS Advisors, Inc. by the Fund.

Why is the Board proposing an amendment to the Investment Advisory Agreement?

RiverFront Investment Group, LLC, the Fund’s current sub-adviser, has expressed to ALPS Advisors, Inc. its desire to resign as sub-adviser to the Fund. ALPS Advisors, Inc. determined that it is in the best interests of the Fund and its Shareholders for RiverFront to resign as sub-adviser to the Fund and for ALPS Advisors, Inc. to assume responsibility as sole adviser to the Fund.

How will ALPS Advisors, Inc.’s new role as sole adviser impact the advisory fee rate for the Fund?

Reflective of this new scope of responsibilities, the Adviser is proposing to amend the Investment Advisory Agreement to increase the investment advisory fee rate paid to ALPS Advisors, Inc. by the Fund to a rate slightly below the aggregate fee rate currently paid to ALPS Advisors, Inc. under the Current Advisory Agreement and to RiverFront under the Current Sub-Advisory Agreement.

The Fund currently pays ALPS Advisors, Inc. and RiverFront a combined 0.46% of the Fund’s daily average net assets. Upon a successful Shareholder vote to approve an amendment to the Current Advisory Agreement that increases the annual investment advisory fee rate for the Fund to 0.45%, RiverFront will resign as sub-adviser, causing Shareholders to pay less in aggregate fees upon implementation of the proposal.*

[*NOTE TO CSRs: The Proposal seeks approval of an amendment to the Investment Advisory Agreement that increases the annual investment advisory fee rate for the Fund from 0.11% of the Fund’s daily average net assets to 0.45% of the Fund’s daily average net assets. The Fund currently pays a sub-advisory fee to RiverFront of 0.35% of the Fund’s daily average net assets.]

What has been the response of the Board to Riverfront’s announcement of its resignation as the Fund’s sub-adviser?

On March 11, 2026, at a meeting called in accordance with the Investment Company Act of 1940, as amended (the “1940 Act”), the Board of the Trust approved an amendment to the Current Advisory Agreement with an annual advisory fee payable to the Adviser of 0.45% of each of the Fund’s daily average net assets (the “Proposed Amended Advisory Agreement”), contingent upon termination of the Current Sub-Advisory Agreement, and resolved to submit and recommend such increase to the Fund’s Shareholders for approval and adoption.

If approved, when will the amendment become effective?

If the Shareholders of the Fund approve the Proposed Amended Advisory Agreement for the Fund, the Proposed Amended Advisory Agreement with the amended fee schedule for the Fund will become effective on the day of the shareholder meeting and RiverFront will resign as sub-adviser effective immediately.

What will happen if the Proposal is not approved by shareholders of the Fund?

If the Shareholders of the Fund do not approve the Proposal, the Proposed Amended Advisory Agreement will not take effect for the Fund, and the Board will consider other courses of action in the best interests of the Fund and its Shareholders.

Who is paying for the costs of the proxy solicitation?

ALPS Advisors, Inc. will bear the costs of the proxy solicitation

THE BOARD OF TRUSTEES RECOMMENDS A VOTE “FOR” PROPOSAL 1

VOTING METHODS

PHONE:	To cast your vote by telephone with a proxy specialist, call the toll-free number found on your proxy card. Representatives are available to take your voting instructions Monday through Friday 9:00 a.m. to 10:00 p.m. Eastern Time.
MAIL:	To vote your proxy by mail, check the appropriate voting box on the proxy card, sign and date the card and return it in the enclosed postage-paid envelope.
TOUCH-TONE:	To cast your vote via a touch-tone voting line, call the toll-free number and enter the control number found on your proxy card.
INTERNET:	To vote via the Internet, go to the website on your proxy card and enter the control number found on the proxy card.

INFORMATION ABOUT PARTICIPATING IN THE VIRTUAL MEETING

The Fund will be hosting the Meeting as a virtual conference call. There is no physical location for the Meeting.

REGISTERED

To participate in the Meeting, you must email attendameeting@equiniti.com no later than 12:00 p.m. Eastern Time on April 24, 2026 and provide your full name and address. You will then receive an email from EQ Fund Solutions, LLC (“EQFS”) containing the conference call dial-in information and instructions for participating in the Meeting.

BENEFICIAL

If you hold your shares through an intermediary, such as a bank or broker, you must register in advance to attend the Meeting.

To register, you must submit proof of your proxy power (legal proxy) reflecting your Fund holdings along with your name and email address to EQFS, the Fund’s tabulator. Proof of your proxy power may be submitted by forwarding an email from your intermediary or attaching an image of your legal proxy to attendameeting@equiniti.com.

Requests for registration must be received no later than 12:00 p.m. Eastern Time on April 24, 2026. You will then receive an email from EQFS containing the conference call dial-in information and instructions for participating in the Meeting.

Proxy Materials Are Available Online At: https://vote.proxyonline.com/alpsetf/docs/2026specialmtg.pdf

EQ Fund Solutions is identified in the Proxy Statement as the proxy solicitor for the Fund.

RiverFront Strategic Income Fund Level I Call Guide (CONFIRM RECEIPT OF PROXY MATERIALS)

Good (morning, afternoon, evening). My name is (AGENT’S FULL NAME).

May I please speak with (SHAREHOLDER’S FULL NAME)?

(Re-Greet If Necessary)

I am calling on a recorded line regarding your current investment with RiverFront Strategic Income Fund. I wanted to confirm that you have received the proxy materials for the Special Meeting of Shareholders scheduled to take place on April 29, 2026.

Have you received the information?

(Pause for response)

If “Yes” or positive response: If you’re not able to attend the meeting, I can record your voting instructions by phone. Your Board of Trustees is recommending a vote “In Favor” of the proposal.

If “No” or negative response: I would be happy to review the meeting agenda with you and record your vote by phone. However, your Board of Trustees is recommending a vote “In Favor” of the proposal.

Would you like to vote along with the Board’s recommendation?

(Pause For Response)

(Review Voting Options with Shareholder If Necessary)

If we identify any additional accounts you own with RiverFront Strategic Income Fund before the meeting takes place, would you like to vote those accounts in the same manner as well?

(Pause For Response)

*Confirmation – I am recording your (Recap Voting Instructions). Today (Today’s Date & Time).

For confirmation purposes:

●	Please state your full name. (Pause)
●	According to our records, you reside in (city, state, zip code). (Pause)
●	To ensure that we have the correct address for the written confirmation, please state your street address. (Pause)

RiverFront Strategic Income Fund Level I Call Guide (CONFIRM RECEIPT OF PROXY MATERIALS)

Thank you. You will receive written confirmation of your vote within 3 to 5 business days. Upon receipt, please review and retain for your records. If you should have any questions, please call the toll-free number listed on the confirmation. Mr. /Ms. ___________, your vote is important and your time is greatly appreciated. Thank you and have a good (morning, afternoon, evening.)

RiverFront Strategic Income Fund

Level 1 Answering Machine Message

Hello.

I am calling regarding your investment with RiverFront Strategic Income Fund.

The Special Meeting of Shareholders is scheduled to take place on April 29, 2026. All shareholders are being asked to consider and vote on an important matter. As of today, your vote has not been registered.

Please contact us as soon as possible at 1-800-431-9645 Monday through Friday between the hours of 9:00am and 10:00pm Eastern Time.

Your vote is very important. Thank you and have a good day.